SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1)

                         GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)





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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-1 Mortgage Pass-through Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On March 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date: September 12, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25,   2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on  March 25, 2002


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                                            GSR MORTGAGE LOAN TRUST 2002-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    March 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        74,707,000.00      74,707,000.00   2,787,356.76    373,036.95   3,160,393.71     0.00            0.00       71,919,643.24
A2A      141,000,000.00     141,000,000.00   2,025,193.00    437,585.67   2,462,778.67     0.00            0.00      138,974,807.00
A2B       65,700,000.00      65,700,000.00           0.00    281,469.75     281,469.75     0.00            0.00       65,700,000.00
A2C       83,683,000.00      83,683,000.00           0.00    413,742.70     413,742.70     0.00            0.00       83,683,000.00
A3        80,312,000.00      80,312,000.00      87,947.31    398,213.67     486,160.98     0.00            0.00       80,224,052.69
B1         6,231,000.00       6,231,000.00       6,072.90     31,196.02      37,268.92     0.00            0.00        6,224,927.10
B2         4,154,000.00       4,154,000.00       4,048.60     20,797.34      24,845.94     0.00            0.00        4,149,951.40
B3         1,846,000.00       1,846,000.00       1,799.16      9,242.15      11,041.31     0.00            0.00        1,844,200.84
B4         1,385,000.00       1,385,000.00       1,349.86      6,934.12       8,283.98     0.00            0.00        1,383,650.14
B5           692,000.00         692,000.00         674.44      3,464.56       4,139.00     0.00            0.00          691,325.56
B6         1,847,051.00       1,847,051.00       1,800.18      9,247.41      11,047.59     0.00            0.00        1,845,250.82
R1               100.00             100.00         100.00          0.50         100.50     0.00            0.00                0.00
R2               100.00             100.00         100.00          0.50         100.50     0.00            0.00                0.00
R3               100.00             100.00         100.00          0.50         100.50     0.00            0.00                0.00
TOTALS   461,557,351.00     461,557,351.00   4,916,542.21  1,984,931.84   6,901,474.05     0.00            0.00      456,640,808.79

X2       290,383,000.00     290,383,000.00           0.00    321,586.45     321,586.45     0.00            0.00      288,357,807.00
X3        80,312,000.00      80,312,000.00           0.00      4,306.83       4,306.83     0.00            0.00       80,224,052.69
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36229RAU3    1,000.00000000      37.31051655   4.99333329      42.30384984   962.68948345     A1             5.992000 %
A2A      36229RAV1    1,000.00000000      14.36307092   3.10344447      17.46651539   985.63692908     A2A            3.286000 %
A2B      36229RAW9    1,000.00000000       0.00000000   4.28416667       4.28416667 1,000.00000000     A2B            5.141000 %
A2C      36229RAX7    1,000.00000000       0.00000000   4.94416668       4.94416668 1,000.00000000     A2C            5.933000 %
A3       36229RAY5    1,000.00000000       1.09507060   4.95833337       6.05340397   998.90492940     A3             5.950000 %
B1       36229RBB4    1,000.00000000       0.97462687   5.00658321       5.98121008   999.02537313     B1             6.007899 %
B2       36229RBC2    1,000.00000000       0.97462687   5.00658161       5.98120847   999.02537313     B2             6.007899 %
B3       36229RBD0    1,000.00000000       0.97462622   5.00658180       5.98120802   999.02537378     B3             6.007899 %
B4       36229RAR0    1,000.00000000       0.97462816   5.00658484       5.98121300   999.02537184     B4             6.007899 %
B5       36229RAS8    1,000.00000000       0.97462428   5.00658960       5.98121387   999.02537572     B5             6.007899 %
B6       36229RAT6    1,000.00000000       0.97462387   5.00658076       5.98120463   999.02537613     B6             6.007899 %
R1       36229RBE8    1,000.00000000   1,000.00000000   5.00000000   1,005.00000000     0.00000000     R1             6.010001 %
R2       36229RBF5    1,000.00000000   1,000.00000000   5.00000000   1,005.00000000     0.00000000     R2             6.010001 %
R3       36229RBG3    1,000.00000000   1,000.00000000   5.00000000   1,005.00000000     0.00000000     R3             6.010001 %
TOTALS                1,000.00000000      10.65207216   4.30050965      14.95258181   989.34792784

X2       36229RAZ2    1,000.00000000       0.00000000   1.10745619       1.10745619   993.02578663     X2             1.328947 %
X3       36229RBA6    1,000.00000000       0.00000000   0.05362623       0.05362623   998.90492940     X3             0.064351 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------



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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                             74,626,847.65
                                        Pool 2 Mortgage Loans                                            298,879,477.81
                                        Pool 3 Mortgage Loans                                             83,134,483.95
Sec. 4.01(c)    Available Distribution                                                                     7,227,367.32
                                        Principal Distribution Amount                                        449,845.68
                                        Principal Prepayment Amount                                        4,466,696.52

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                              2,687,073.24
                                                              Partial Principal Prepayments                   25,937.07
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A2a
                                                              Payoffs in Full                              1,658,511.25
                                                              Partial Principal Prepayments                   85,172.64
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A2b
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A2c
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class A3
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                   10,002.32
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B1
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B2
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B3
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B4
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B5
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
                                        Class B6
                                                              Payoffs in Full                                      0.00
                                                              Partial Principal Prepayments                        0.00
                                                              Liquidation Proceeds                                 0.00
                                                              Condemnation Proceeds                                0.00
                                                              Insurance Proceeds                                   0.00
                                                              Repurchased Principal                                0.00
Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month             373,036.95
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month             437,585.67
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month             281,469.75
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month             413,742.70
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class A3
                                                              Accrued and Paid for Current Month             398,213.67
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class X2
                                                              Accrued and Paid for Current Month             321,586.45
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class X3
                                                              Accrued and Paid for Current Month               4,306.83
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B1
                                                              Accrued and Paid for Current Month              31,196.02
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B2
                                                              Accrued and Paid for Current Month              20,797.34
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B3
                                                              Accrued and Paid for Current Month               9,242.15
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B4
                                                              Accrued and Paid for Current Month               6,934.12
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B5
                                                              Accrued and Paid for Current Month               3,464.56
                                                              Accrued and Paid from Prior Months                   0.00
                                        Class B6
                                                              Accrued and Paid for Current Month               9,247.41
                                                              Accrued and Paid from Prior Months                   0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                   120,259.62
                                                              ABN AMRO Mortgage Group                         48,046.63
                                                              Bank One                                        49,190.15
                                                              Country Wide Home Loans                          2,402.48
                                                              Bank of America                                 20,620.36
                                        Trustee Fee Paid                                                       2,884.73
Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                    0.00
                                        Current Period Reimbursed Advances                                         0.00
                                        Aggregate Unreimbursed Advances                                            0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                    0.00
                                        Current Period Reimbursed Advances                                         0.00
                                        Aggregate Unreimbursed Advances                                            0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                        914
                                        Balance of Outstanding Mortgage Loans                            456,640,809.41

Sec. 4.01(l)       Number and Balance of Delinquent Loans
                    Group Totals
                                                              Principal
                    Period                Number                Balance              Percentage
                   0-30 days                       0                     0.00                  0.00 %
                   31-60 days                      0                     0.00                  0.00 %
                   61-90 days                      0                     0.00                  0.00 %
                   91-120 days                     0                     0.00                  0.00 %
                   121+days                        0                     0.00                  0.00 %
                    Total                          0                     0.00                  0.00 %

Sec. 4.01(l)       Number and Balance of REO Loans
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %

Sec. 4.01(l)       Number and Balance of Loans in Bankruptcy
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %

Sec. 4.01(m)       Number and Balance of Loans in Foreclosure
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %

Sec. 4.01(o)       Aggregate Principal Payment
                                         Scheduled Principal                            449,845.68
                                         Payoffs                                      4,345,584.49
                                         Prepayments                                    121,112.03
                                         Liquidation Proceeds                                 0.00
                                         Condemnation Proceeds                                0.00
                                         Insurance Proceeds                                   0.00
                                         Realized Losses                                      0.00
                                         Realized Gains                                       0.00

Sec. 4.01(p)       Aggregate Amount of Mortgage Loans Repurchased                             0.00

Sec. 4.01(q)       Aggregate Amount of Shortfall Allocated for Current Period
                                         Class A1                                             0.00
                                         Class A2a                                            0.00
                                         Class A2b                                            0.00
                                         Class A2c                                            0.00
                                         Class A3                                             0.00
                                         Class X2                                             0.00
                                         Class X3                                             0.00
                                         Class B1                                             0.00
                                         Class B2                                             0.00
                                         Class B3                                             0.00
                                         Class B4                                             0.00
                                         Class B5                                             0.00
                                         Class B6                                             0.00

Sec. 4.01(s) Group I
                       Senior Percentage                                                   96.500000 %
                       Senior Prepayment Percentage                                       100.000000 %
                       Subordinate Percentage                                               3.500000 %
                       Subordinate Prepayment Percentage                                    0.000000 %

Sec. 4.01(s) Group II
                       Senior Percentage                                                   96.500000 %
                       Senior Prepayment Percentage                                       100.000000 %
                       Subordinate Percentage                                               3.500000 %
                       Subordinate Prepayment Percentage                                    0.000000 %

                                                      Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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